UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 2, 2015

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After receiving the requisite number of votes for approval from the stockholders of Approach Resources Inc. (the “Company”) at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”), the Company executed the Third Amendment (the “Third Amendment”) to its 2007 Stock Incentive Plan (as amended, the “2007 Plan”), effective June 2, 2015. The Third Amendment (i) increases the number of shares available for grant under the 2007 Plan by 1,525,000 shares; (ii) prohibits shares subject to net settled stock appreciation rights from being recycled back into the 2007 Plan for future awards; and (iii) adds a general clawback policy applicable to all awards under the 2007 Plan.

The foregoing description of the Third Amendment is a summary and does not purport to be complete. The foregoing description is qualified in its entirety by reference to the full text of the Third Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 2, 2015, in Fort Worth, Texas, for the following purposes: (1) to elect two directors to the class of directors whose respective terms expire at the 2018 Annual Meeting of Stockholders; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve the Third Amendment to the 2007 Plan; (4) to approve the material terms of the 2007 Plan for purposes of complying with Section 162(m) of the Internal Revenue Code; and (5) to ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 20, 2015.

At the close of business on April 10, 2015, the record date for the Annual Meeting, there were 40,570,770 shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting.

Proposal 1 – Election of Directors

Each of the two nominees for director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
James H. Brandi	27,156,654	938,095	8,374,759
James C. Crain	27,821,349	273,400	8,374,759

Proposal 2 – Advisory Vote on Executive Compensation

With respect to the advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2015 proxy statement, the compensation of the Company’s named executive officers was approved, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
22,957,239	5,079,420	57,966	8,374,883

Proposal 3 – Approval of the Third Amendment to the 2007 Stock Incentive Plan

The Third Amendment was approved by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
26,924,320	1,142,963	27,341	8,374,884

Proposal 4 – Approval of the Material Terms of the 2007 Stock Incentive Plan

The material terms of the 2007 Stock Incentive Plan were approved by the Company’s stockholders for purposes of complying with Section 162(m) of the Internal Revenue Code, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
27,106,123	957,097	31,405	8,374,883

Proposal 5 – Ratification of Independent Registered Public Accounting Firm

The appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, was ratified, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
36,355,466	95,398	18,644	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment to the Approach Resources Inc. 2007 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Chief Administrative Officer

Date: June 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to the Approach Resources Inc. 2007 Stock Incentive Plan.

5